UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2014
___________

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-27622 (Commission File Number)	54-1796693 (IRS Employer Identification No.)

340 West Main Street Abingdon, Virginia (Address of principal executive offices)	24210-1128 (Zip Code)

Registrant’s telephone number, including area code:  (276) 628-9181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2014, the Board of Directors of the Highlands Bankshares, Inc. (the “Company”) amended the Company’s Bylaws, effective immediately, to add new Sections 6.2. and 6.3.  Section 6.6 provides that, unless Virginia law requires a different forum or the Company consents in writing to the selection of an alternative forum, the Circuit Court of the County of Washington, Virginia, or in the event that court lacks jurisdiction to hear such action, the U.S. District Court for the Western District of Virginia, Abingdon Division, will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a legal duty owed by any current or former director, officer or other employee or agent of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Virginia Stock Corporation Act or the Company’s Articles of Incorporation or Bylaws, or (iv) any action asserting a claim against the Company or any current or former director or officer or other employee or agent of the Company governed by the internal affairs doctrine.

Section 6.7 requires reimbursement by a shareholder of the Company to the Company and/or to the Company’s officers or directors of litigation costs and expenses, including attorneys’ fees, in (i) any derivate proceeding in which the court does not determine that such proceeding resulted in a substantial benefit to the Company, (ii) certain proceedings relating to inspection of records in which the court does not determine that the Company refused inspection without a reasonable basis for doubt about the right of the shareholder to inspect the records demanded and (iii) in any other proceeding if the claiming party does not obtain judgment that the court determines resulted in a substantial benefit to the Company or its shareholders.

A copy of the Company’s bylaws, as amended and restated November 12, 2014, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibitt No.	Description
3.1	Bylaws of the Company, as amended and restated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

Date: November 18, 2014	By:	/s/ Robert M. Little, Jr.
Robert M. Little, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylas of the Company, as amended and restated November 12, 2014